UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ________________

                                    Form 8-K

                               ________________


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 10, 2006

                               ________________

                          MERRILL LYNCH DEPOSITOR, INC.
                      on behalf of PPLUS TRUST SERIES GSC-4

               (Exact Name of Registrant as Specified in Charter)

                               ________________


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
                  Delaware                                   001-32838                         13-3891329
        (State or other jurisdiction                 (Commission File Number)               (I.R.S. Employer
             of incorporation)                                                             Identification No.)

           World Financial Center
             New York, New York                                                                   10080
  (Address of principal executive offices)                                                     (Zip Code)

       Registrant's telephone number, including area code: (973) 736-9340


                                 Not Applicable
          (Former name or former address, if changed since last report)

                               ________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



 _
|_|Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)
 _
|_|Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)
 _
|_|Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))
 _
|_|Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))
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Item 1.01.     Entry into a Material Definitive Agreement

                    On March 17, 2006 the Merrill Lynch Depositor, Inc. (the
               "Depositor") entered into a Series Supplement, dated as of March 17, 2006, by and between the Depositor and The Bank of New York, as trustee (the "Trustee") and as securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of November 5, 2004, by and between the Depositor and the Trustee and Securities Intermediary, which is filed as exhibit 3 to the Form 8-A (No. 001-32364) dated November 24, 2004 and filed with the Securities and Exchange Commission on November 24, 2004. A copy of the Series Supplement is attached hereto as exhibit 4.1

                    On March 10, 2006, the Depositor entered into a Terms
               Agreement, dated as of March 10, 2006, by and between the Depositor and Merrill Lynch, Pierce. Fenner & Smith, Incorporated, as underwriter, related to the PPLUS Class A 6% Callable Trust Certificates, which amends the Purchase Agreement dated February 9, 1998 between Merrill Lynch, Pierce, Fenner & Smith Incorporated and the Depsitor (the "Standard Purchase Agreement"), filed as exhibit 1.1 to the Form S-3 (No. 333-29015) dated February 20, 1998 . A copy of the Terms Agreement is attached hereto as exhibit 1.1.

                    On March 14, 2006, the Depositor entered into a Terms
               Agreement, dated as of March 14, 2006, by and between the Depositor and Merrill Lynch, Pierce. Fenner & Smith, Incorporated, as underwriter, related to the PPLUS Class B 0.345% Callable Trust Certificates, which amends the Purchase Agreement dated February 9, 1998 between Merrill Lynch, Pierce, Fenner & Smith Incorporated and the Depsitor (the "Standard Purchase Agreement"), filed as exhibit 1.1 to the Form S-3 (No. 333-29015) dated February 20, 1998 . A copy of the Terms Agreement is attached hereto as exhibit 1.2.


Item 8.01.     Other Events

                    On March 17, 2006, PPLUS Trust Series GSC-4, for which
               Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued PPLUS Class A 6% Callable Trust Certificates and PPLUS Class B 0.345% Callable Trust Certificates.

Item 9.01.     Financial Statements and Exhibits



                    1.1 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as underwriter, dated March 10, 2006, related to the PPLUS Class A 6% Callable Trust Certificates

                    1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated, as underwriter, dated March 14, 2006, related to the PPLUS Class B 0.345% Callable Trust Certificates

                    4.2 Series Supplement, dated as of March 17, 2006, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                MERRILL LYNCH DEPOSITOR, INC.



Date:    March 21, 2006                         By: /s/  Stephan Kuppenheimer
                                                    --------------------------
                                                Name:    Stephan Kuppenheimer
                                                Title:   President